UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    March 20, 2000


                          Holiday RV Superstores, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-16448                    59-1834763
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     (State or other           (Commission File Number)        (IRS Employer
Jurisdiction of Incorporation                                Identification No.)


7851 Greenbriar Parkway, Orlando, Florida                          32819
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (407) 363-9211


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

         On March 20, 2000, Holiday RV Superstores, Inc. acquired the inventory and operating assets and facility lease of Luke Potter Winnebago in Winter Garden, Florida. Luke Potter Winnebago is a full-line RV dealership with revenues of approximately $9 million in 1999.

         The press release issued by Holiday is incorporated by reference and attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOLIDAY RV SUPERSTORES, INC.


Dated:   March 21, 2000                     By: /s/ Gary Rodney
                                                -----------------------------
                                                     Gary Rodney
                                                     Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.                Description

    99.1                   Press Release dated March 20, 2000.

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